UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.
Carlyle Credit Solutions, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Carlyle Credit Solutions, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017

April 26, 2024
To Our Stockholders:
We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of Carlyle Credit Solutions, Inc. (“we,” “us,” “our,” or the “Company”), to be held virtually at www.virtualshareholdermeeting.com/CARSAM2024 on June 6, 2024, at 10:00 a.m. Eastern time.
The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received in the mail and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.
At the Meeting, you will be asked to consider and vote upon proposals to elect three of our director nominees and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the election of the three director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.

It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of Carlyle Credit Solutions, Inc.

Sincerely,

/s/ Justin V. Plouffe
Justin V. Plouffe
President and Chief Executive Officer
New York, NY
April 26, 2024

Carlyle Credit Solutions, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017

Notice of the 2024 Annual Meeting of Stockholders
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Meeting”) of Carlyle Credit Solutions, Inc. (“we,” “us,” “our,” or the “Company”) will be held virtually at www.virtualshareholdermeeting.com/CARSAM2024 on June 6, 2024, at 10:00 a.m. Eastern time.
At the Meeting, holders of our common stock will be asked to consider and vote on the following proposals:
1.To elect Mr. Mark Jenkins, Mr. Nigel D.T. Andrews, and Mr. Justin V. Plouffe, each to serve as our Class II director for a three-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal.
2.To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.    To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.
    Only stockholders of record at the close of business on April 3, 2024 are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.
We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or you can call us by dialing 212-813-4900.
If you are unable to participate in the virtual Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Our Board of Directors unanimously recommends that you vote “FOR” the election of the two director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.
The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Joshua Lefkowitz
Joshua Lefkowitz
Secretary
New York, NY
April 26, 2024

The proxy statement, a form of proxy card and the Company’s 2023 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, you should follow the instructions provided by your institution or nominee to be able to participate in the Meeting. Please allow time to complete online check-in procedures prior to the start of the Meeting.
Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.

Carlyle Credit Solutions, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
PROXY STATEMENT
FOR THE 2024
ANNUAL MEETING OF STOCKHOLDERS
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board” or the “Directors”) of Carlyle Credit Solutions, Inc., which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s 2024 Annual Meeting of Stockholders (the “Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CARSAM2024 on June 6, 2024, at 10:00 a.m. Eastern time. Only holders of record of our common stock at the close of business on April 3, 2024 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, we had 55,267,762 shares of common stock outstanding and entitled to vote at the Meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 26, 2024 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to: (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need your 16-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you are a stockholder of record and have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or you can call us by dialing 212-813-4900.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the Company’s common stock represented by proxy will be voted (1) FOR the election of the three Director candidates nominated by the Board, (2) FOR the ratification of the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and (3) in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.

At the Meeting, holders of our common stock will be asked to consider and vote on the following proposals:

1.To elect Mr. Mark Jenkins, Mr. Nigel D.T. Andrews, and Mr. Justin V. Plouffe, each to serve as our Class II director for a three-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2.To ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
A majority of the outstanding shares of common stock must be present in person or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

Provided a quorum is present, Directors are elected by a plurality of the votes represented at the Meeting. Under plurality voting, a candidate receiving the highest number of votes will be elected, even if he or she receives a favorable vote of less than a majority of the Company’s outstanding shares. A proxy marked “withhold” with respect to a Director nominee will result in such Director nominee receiving one fewer “FOR” vote that would count towards a plurality. At the Meeting, an affirmative vote of a plurality of the total votes cast “for” or “against” by holders of our common stock is required to elect each of the two Director nominees to the Board.
The affirmative vote of the majority of shares represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.
For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.
Adjournment of Meeting
In the event that a quorum is not achieved at the Meeting, either in person or represented by proxy, the chair of the Meeting shall have the power to adjourn the Meeting without any future date designated for resumption or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.
The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment (that is, the adjourned meeting), notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.
Proxies for the Meeting
The named proxies for the Meeting are Joshua Lefkowitz and Nelson Joseph (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote a properly executed proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and to vote on any other matters properly presented at the Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2023 Form 10-K.
In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $23,400 plus reasonable out-of-pocket expenses.
Householding of Proxy Materials
Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.

The Company’s bylaws (the “Bylaws”), allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, One Vanderbilt Avenue, Suite 3400, New York, NY 10017; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of our common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.

Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017. You can call us by dialing 212-813-4900. You can access our proxy materials online at www.proxyvote.com using the control number found on your Notice or in the box at the right of your Proxy Card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 55,267,762 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors, Director Nominees and Executive Officers:
Interested Directors
Justin V. Plouffe	—	—
Linda Pace	—	—
Mark Jenkins(2)	35,383	*
Independent Directors
Nigel D.T. Andrews	—	—
Leslie E. Bradford	—	—
John G. Nestor	—	—
William H. Wright II	—	—
Executive Officers Who Are Not Directors
Thomas M. Hennigan(3)	17,589	*
Nelson Joseph	—	—
Joshua Lefkowitz	—	—
Michael Hadley	—	—
All Directors and Executive Officers as a Group (11 persons)	57,972	*
Non-Executive Officers
Alexander Popov	—	—
All Directors and Officers as a Group (12 persons)	57,972	*
Five-Percent Stockholders:
The National Commercial Bank(4)	10,417,123	18.85%
Moneda Carlyle XI Fondo de Inversion(5)	3,176,376	5.75%

*	Represents less than one tenth of one percent.
(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 35,383 shares of common stock directly owned by Mr. Jenkins.
(3)	Consists of 17,589 shares of common stock directly owned by Mr. Hennigan.
(4)	Consists of 1,052,114 shares of common stock directly owned and 9,365,009 shares of common stock owned by a subsidiary and an investment vehicle for which that subsidiary serves as general partner. The address of The National Commercial Bank is King Abdul Aziz Street, P.O. Box 3555, Jeddah 21481, Saudi Arabia.
(5)
Consists of 3,176,376 shares of common stock directly and beneficially owned by Moneda Carlyle XI Fondo de Inversion (“Moneda”). The address of Moneda is Isidora Goyenechea 3621, Las Condes, Santiago F3 7550110, Chile. Moneda has contractually agreed with the Company that, for so long as it owns more than 3% of the total outstanding shares of the Company’s common stock, it will vote such shares in the same proportion as the vote of all other stockholders of the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of seven Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at the 2026 annual meeting of stockholders; the term of our second class of Directors will expire at this Meeting; the term of our third class of Directors will expire at the 2025 annual meeting of stockholders.
Director Nominees
The Board has nominated each of Mark Jenkins, Nigel D.T. Andrews, and Justin V. Plouffe for election as Class II Directors of the Company, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders to be held in 2027 or until his earlier death, resignation or removal.
Mr. Jenkins currently serves as a Director of the Company. Mr. Jenkins is an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), because he serves as a Managing Director and Head of Global Credit of The Carlyle Group, Inc. (“Carlyle”), an affiliate of the Company.
Mr. Plouffe currently serves as a Director of the Company. Mr. Plouffe is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, because he serves as Deputy Chief Investment Officer of Global Credit and Head of Direct Lending, and as Chief Executive Officer and President of the Company.
Mr. Andrews currently serves as a Director of the Company and is Chairman of the audit committee of our Board (the “Audit Committee”) and the compensation committee of our Board (the “Compensation Committee”). He also serves on the nominating and governance committee of our Board (the “Nominating and Governance Committee”). The Board has determined that Mr. Andrews is not an “interested person” of the Company, of Carlyle Global Credit Investment Management L.L.C., our investment adviser (the “Adviser” or “CGCIM”), or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act.
Each of Mr. Jenkins, Mr. Plouffe, and Mr. Andrews has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Mr. Jenkins, Mr. Plouffe, and Mr. Andrews becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Mr. Jenkins, Mr. Plouffe, and Mr. Andrews will be unable or unwilling to serve.
The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
Set forth below are brief biographies of each of Mr. Jenkins, Mr. Plouffe, and Mr. Andrews and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Nominees for Election as Class II Directors
Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Mark Jenkins	1967	Director (Interested)	3	2024	2020
Nigel D.T. Andrews	1947	Director (Independent)	3	2024	2017
Justin V. Plouffe	1976	Director, President and Chief Executive Officer (Interested)	3	2024	2024

(1)
With respect to each of Messrs. Jenkins, Andrews and Plouffe, the portfolios in the “Fund Complex” are the Company and two affiliated funds, Carlyle Secured Lending, Inc. (“CSL”), a business development company (“BDC”) that has the same investment adviser, CGCIM, and administrator, Carlyle Global Credit Administration L.L.C. (the “Administrator”), an affiliate of CGCIM, as the Company, and Carlyle Secured Lending III ("CSL III"), a BDC that has an investment adviser that is an affiliate of CGCIM, and that has the same administrator, the Administrator, as the Company.

Mark Jenkins has served on our Board since April 2020. Mr. Jenkins has also served on the board of directors of CSL since April 2020 and on the board of trustees of CSL III since June 2021. Mr. Jenkins is a Managing Director and Head of Global Credit. He is also a member of Carlyle’s Management Committee. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at CPP Investment Board (“CPPIB”) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of assets under management. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle-market lending. Prior to CPPIB he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions. Mr. Jenkins’ depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform, and experience as a director of other companies in the financial services sector provides our Board with valuable insight.
Nigel D.T. Andrews has served on our Board since April 2017 and is the Chairman of the Audit Committee. Mr. Andrews has also served as a member of the board of directors of CSL since 2012 and the board of trustees of CSL III since June 2021. Mr. Andrews is the chairman of the audit committees of CSL and CSL III, a member of the nominating and governance committee of CSL and chairman of the compensation committee of CSL. Prior to the completion of the merger of NF Investment Corp. ("NFIC") into the Company (the "NFIC Acquisition") in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.
Justin Plouffe has served on our Board and as the President and CEO since March 2024. Mr. Plouffe has also served as a member of the board of directors/trustees and as the President and CEO of CSL and CSL III since March 2024. Mr. Plouffe is a Managing Director and the Deputy Chief Investment Officer for Global Credit and the Head of Direct Lending at Carlyle. Mr. Plouffe focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is Co-Portfolio Manager for Carlyle Tactical Private Credit Fund, Co-Head of Carlyle Structured Credit Fund, and serves on various Global Credit investment committees. He is also the CEO of TCG Capital Markets L.L.C., a SEC-registered broker-dealer affiliate of The Carlyle Group. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63, 79 and 99 licenses. Mr. Plouffe’s broad industry experience, leadership and intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform provide our Board with valuable insight.
Incumbent Class I Directors: Term Expiring 2026

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Linda Pace	1962	Director, Chair of the Board (Interested)	3	2026	2019
William H. Wright II	1960	Director (Independent)	3	2026	2021

(1)	With respect to each of Ms. Pace and Mr. Wright, the portfolios in the “Fund Complex” are the Company, CSL and CSL III.
Linda Pace has served as Chair of our Board since December 31, 2019. Ms. Pace has also served as chair of the board of directors of CARS since December 31, 2019, and as chair of the board of trustees of CSL III since June 2021. On December 31, 2022, Ms. Pace stepped down as CEO and President of the Company, CSL and CSL III but continues to serve as the Board's Chair. Until December 31, 2023, Ms. Pace also served as a Managing Director and Partner of Carlyle and the Vice Chair of Carlyle Global Credit. Previously, she was responsible for Carlyle's Global Loans and Structured Credit Group. Prior to that role, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in Finance from New York University.

William H. Wright II has served on our Board since February 2021 and is a member of the Audit Committee. Mr. Wright has also served as a member of the board of directors, the audit committee, nominating and governance committee and compensation committee of CSL since February 2021 and the board of trustees and the audit committee of CSL III since June 2021. Mr. Wright may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served as an independent board member of two SEC registered closed-end funds until 2016 and of a BDC from 2018 to 2020. He also served on the faculties of the Ray Garrett Jr. Corporate and Securities Law Institute at Northwestern Pritzker School of Law and the Practising Law Institute. Mr. Wright is currently on the board of directors of two SEC registered closed-end funds, and he is also a member of the board of directors of the New York City Ballet. In addition to serving on other boards, he is interested in innovative philanthropic initiatives. He received a B.A. from Yale University and an M.B.A. from the Darden School of the University of Virginia. Mr. Wright’s extensive experience in executive leadership, investment banking and corporate finance as well as his numerous board and advisory positions provides our Board valuable insights.
Incumbent Class III Directors: Term Expiring 2025

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Leslie E. Bradford	1955	Director (Independent)	3	2025	2017
John G. Nestor	1945	Director (Independent)	3	2025	2013

(1) With respect to each of Ms. Bradford and Mr. Nestor, the portfolios in the "Fund Complex" are the Company, CSL and CSL III.
Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee. Ms. Bradford has also served as a member of the board of directors, the audit committee, nominating and governance committee and compensation committee of CSL since October 2017 and as a member of the board of trustees and audit committee of CSL III since June 2021. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a 25+ year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an MBA in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on our Board.

John G. Nestor has served on our Board since April 2017 and is a member of our Audit Committee. Mr. Nestor has also served as a member of the board of directors, the audit committee, nominating and governance committee and compensation committee of CSL since 2013 and the board of trustees and the audit committee of CSL III since June 2021. Prior to the completion of the NFIC

Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is the former chairman of the board of directors of SmartSource Computer and Audio Visual Rentals, and formerly served as a member of the board of directors of Form Tech Concrete Forms and a member of the board of advisors of The Gates Group. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank, The Diversity Center and Deaconess Community Foundation. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.
Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director and each Director nominee as of the Record Date.

	Dollar Range of our Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Justin V. Plouffe	None	Over $100,000
Linda Pace	None	Over $100,000
Mark Jenkins	Over $100,000	Over $100,000
Independent Directors
Nigel D.T. Andrews	None	Over $100,000
Leslie E. Bradford	None	$10,001—$50,000
John G. Nestor	None	Over $100,000
William H. Wright II	None	None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares that were beneficially owned as of the Record Date, multiplied by the Company’s net asset value (“NAV”) per share as of December 31, 2023. The dollar range of equity securities of CSL were determined using the number of shares that were beneficially owned as of the Record Date, multiplied by CSL’s NAV per share as of December 31, 2023. The dollar range of equity securities of CSL III were determined using the number of shares that were beneficially owned as of the Record Date, multiplied by CSL III’s NAV per share as of December 31, 2023.

(3)	The term “Fund Complex” refers to the Company, CSL and CSL III. Each of the Company’s Directors oversees all of the funds in the Fund Complex.

Information Regarding Officers Who Are Not Directors

	Birth Year	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Thomas M. Hennigan	1976	Chief Financial Officer Chief Risk Officer	3	2018 2017
Nelson Joseph	1979	Principal Accounting Officer Treasurer	3	2023 2024
Joshua Lefkowitz	1974	Chief Compliance Officer and Secretary	3	2021
Michael Hadley	1975	Vice President and Head of Underwriting	3	2022
Alexander Popov	1975	Vice President and Head of Illiquid Credit	3	2022

(1)	The term “Fund Complex” refers to the Company, CSL and CSL III. Each of the Company’s executive officers who are not Directors oversees all of the funds in the Fund Complex.
Thomas M. Hennigan was appointed as our Chief Financial Officer in March 2018 and our Chief Risk Officer in 2017. Mr. Hennigan currently serves as the chief financial officer and chief risk officer of CSL and CSL III. He also serves as chief operating officer and chief risk officer of Direct Lending. Mr. Hennigan is a Managing Director of Carlyle. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.
Nelson Joseph was appointed as our Principal Accounting Officer in March 2023 and as our Treasurer in February 2024 and is our principal accounting officer for SEC reporting purposes. Mr. Joseph currently serves as the principal accounting officer of CARS and CSL III. Mr. Joseph may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Joseph is a Principal of Carlyle. Prior to joining Carlyle, Mr. Joseph was a finance director at Apollo Global Management (“Apollo”), where he focused on the financial operations of the traded and non-traded Business Development Companies managed by affiliates of Apollo. Prior to Apollo, he was a Manager in PricewaterhouseCoopers LLP’s Wealth and Asset Management Practice working on business development companies, hedge funds and private equity funds. Mr. Joseph has extensive experience in the asset management industry covering accounting, financial reporting, valuation, tax, regulatory reporting and treasury activities. Mr. Joseph received his BS in Business Management - Accounting from Binghamton University, and is a Certified Public Accountant.
Joshua Lefkowitz was appointed as our Chief Compliance Officer and Secretary in November 2021 Mr. Lefkowitz currently serves as the chief compliance officer and secretary of CSL and CSL III. Mr. Lefkowitz is a Managing Director of Carlyle. Mr. Lefkowitz may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in April 2018, Mr. Lefkowitz was a Principal at Ares and previously worked at American Capital, Ltd., until it was acquired by Ares. Mr. Lefkowitz began his legal career as an associate at the law firms of Mayer Brown and Stroock & Stroock & Lavan.
Michael Hadley was appointed as our Vice President and Head of Underwriting in March 2022 and has served as our Chief Investment Officer since September 2022. Mr. Hadley currently serves as the chief investment officer, vice president and head of underwriting of CSL and CSL III. Mr. Hadley currently serves as the chief investment officer, vice president and head of underwriting of CARS and CSL III. Mr. Hadley is the Chief Investment Officer and Head of Underwriting for the Carlyle Direct Lending business. Previously, he focused on investment opportunities in the automotive and transportation, industrial, metals and mining and paper and forest products sectors. Prior to joining Carlyle, Mr. Hadley was an Analyst at Katonah Debt Advisors where he focused on leveraged loan and high yield investments across multiple sectors. Mr. Hadley started his career at The Chase Manhattan Bank, where he worked as an investment banker in both the Structured Credit Products and Global Chemicals groups. Mr. Hadley received his undergraduate degree from Florida A&M University.
Alex Popov was appointed as our Vice President and Head of Illiquid Credit in March 2022. Mr. Popov currently serves as the vice president and head of illiquid credit of CSL and CSL III. Mr. Popov also serves as Head of Private Credit and Head of Credit Opportunities of Carlyle. Mr. Popov is a Managing Director of Carlyle. Prior to joining Carlyle, Mr. Popov was a Managing Director at HPS Investment Partners (formerly Highbridge Principal Strategies) where he led investments in the U.S. for HPS Mezzanine Funds and was a member of the investment committee for HPS Mezzanine Fund III and HPS Investment Partners’ firm-wide Credit Committee. Mr. Popov founded and led HPS Investment Partners’ real estate credit platform. Before joining HPS Investment Partners, Mr. Popov worked at Oaktree Capital Management, focusing on credit investments across sectors. Earlier in his career, he worked at American Capital Strategies and Donaldson, Lufkin & Jenrette. Mr. Popov received his undergraduate degree from Cornell University and his MBA from NYU Stern School of Business.

CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of seven members. Pursuant to our Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the 2026 annual meeting of stockholders; the term of our Class II Directors will expire at this Meeting; and the term of our Class III Directors will expire at the 2025 annual meeting of the stockholders.

Ms. Pace and Mr. Wright serve as Class I Directors (with a term expiring in 2026). Messrs. Plouffe, Jenkins, and Andrews serve as Class II Directors (with a term expiring at the Meeting). Ms. Bradford and Mr. Nestor serve as Class III Directors (with a term expiring in 2025). Any Class II Directors elected at this Meeting will have a term expiring in 2027.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).
Consistent with these considerations, after review of all relevant transactions and relationships between each Director and Director nominee, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Bradford and Messrs. Andrews, Nestor, and Wright qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Ms. Pace and Messrs. Plouffe and Jenkins is considered an “interested person” (as defined in the 1940 Act) of the Company because of his or her respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Meetings and Attendance
Our Board met five times during the year ended December 31, 2023, including four regular quarterly meetings and acted on various occasions by written consent. No Director that served during 2023 attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance
All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company encourages, but does not require, the members of the Board to attend the Company’s annual meeting of its stockholders. No Director attended our 2023 annual meeting of stockholders.
Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our Bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.
Presently, Ms. Pace serves as Chair of our Board. Ms. Pace is an Interested Director. We believe that Ms. Pace’s extensive knowledge of the financial services industry and capital markets in particular qualifies her to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Ms. Pace’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the retention by the Independent Directors of independent counsel, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Communications with Directors
Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chair of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Joshua Lefkowitz, Carlyle Credit Solutions, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer. The SOX Code of Ethics is available free of charge by making a request in writing addressed to the Secretary of the Company, Joshua Lefkowitz, Carlyle Credit Solutions, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY .
Committees of the Board of Directors
Our Board has established an Audit Committee and a pricing committee of the Board (the “Pricing Committee”), and may establish additional committees in the future. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. The compensation of the Directors who are not considered “interested persons” of our Company is discussed under “—Compensation and Insider Participation—Compensation of Independent Directors” below.

Audit Committee
The Audit Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Nestor, and Wright and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held eight meetings during the year ended December 31, 2023.
The Audit Committee’s charter is included in Appendix A to this Proxy Statement.
Pricing Committee
The Pricing Committee is currently composed of Mr. Nestor and Ms. Pace. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the Company’s common stock in accordance with the Company’s valuation policy, and to ensure that the Company does not sell its common stock at a price below the NAV of such common stock, as required by Section 23 of the 1940 Act, as made applicable to BDCs by Section 63 of the 1940 Act. Pursuant to the charter of the Pricing Committee, the Pricing Committee will have the authority to approve the offering price of shares of the Company’s common stock so long as such offering price does not change in excess of 5% above or below the NAV per share most recently approved by the Board.
The Pricing Committee met or acted by written consent four times during the year ended December 31, 2023.
Director Nominations
Nomination for election as a Director may be made by the Board or by stockholders in compliance with the procedures set forth in our Bylaws.
The Board seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a Director, the Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who, among other things:
•have public or private sector stature sufficient to instill confidence;
•have high personal and professional integrity;
•have good business sense;
•have sufficient time available to devote to our affairs;
•are able to commit the necessary time to prepare for and attend meetings;
•are not financially dependent on board retainer and meeting fees;
•have a general understanding of financial issues, investing, financial markets and technology;
•have an understanding of credit markets and fixed income markets;
•have a familiarity with the securities industry;
•have a general understanding of balance sheets and operating statements;
•have first-hand knowledge of investing;
•have experience working in a highly regulated and complex legal framework;
•have a demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship;
•have strong communication skills;
•have the desire to be critical, but not confrontational;
•have a demonstrated ability to contribute to Board and committee process;
•have the ability to consider diverse issues and make timely, well-informed decisions; and

•have the ability to be qualified as an “Audit Committee Financial Expert” (desired but not required).
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.
The Independent Directors whose term is not expiring at a meeting of stockholders select and evaluate any candidates for Independent Directors at such meeting, and the Directors whose term is not expiring at a meeting of stockholders select and evaluate candidates for Interested Directors at such meeting, in each case in accordance with the criteria set forth above. Such Independent Directors and Directors, as applicable, are then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing members of the Board; however, the Board will consider nominees properly recommended by stockholders, and will evaluate any such recommendations using the criteria set forth above.
Rule 17j-1 Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and our Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, our Chief Executive Officer and Chief Financial Officer. The Rule 17j-1 Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by us. We hereby undertake to provide a copy of these codes of ethics to any person, without charge, upon request. Requests for a copy of these codes of ethics may be made in writing addressed to the Secretary of the Company, Joshua Lefkowitz, Carlyle Credit Solutions, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Involvement in Certain Legal Proceedings

The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Trading in the Company’s Securities
Under the insider trading policy adopted by the Company, executive officers and directors of the Company and any directors, officers or employees of Carlyle are prohibited from engaging in trading activity in relation to the publicly traded securities of the Company that is not consistent with long-term investment. Accordingly, such persons may not engage in activity of the type that is designed to profit from trading (as opposed to investing) activity or that is designed to profit from or hedge against decreases in the value of the Company’s securities. Examples of inappropriate trading activity include any trading activity designed to profit from fluctuations in the price of these securities, such as “day trading” and arbitrage trading, short sales, buying securities on margin (unless arrangements are made to cover any margin calls in cash) and the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of the securities.
Compensation and Insider Participation
Compensation of Independent Directors
Each Independent Director received the following amounts for serving as a Director of the Company: (i) a $50,000 annual fee; (ii) for a meeting of our Board, $1,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $550 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $750 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $350 for each such committee meeting attended telephonically; and (iv) an annual fee of $9,000 for the Chairman of our Audit Committee.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$83,500	$84,200	$276,150
Leslie E. Bradford, Director	$61,700	$61,700	$232,200
John G. Nestor, Director	$61,700	$61,700	$232,200
William H. Wright II, Director	$61,700	$61,700	$232,200

(1)
Messrs. Andrews, Nestor and Wright and Ms. Bradford serve on the board of directors of CSL and the board of trustees of CSL III. The Company, CSL and CSL III are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company, CSL and CSL III for services rendered during the fiscal year ended December 31, 2023.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the amended and restated investment advisory agreement, dated as of January 21, 2022, entered into by and between the Company and the Adviser (the “Amended and Restated Investment Advisory Agreement”), and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have also agreed to reimburse the Administrator for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is paid by the Company to Directors who are Interested Directors.

Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On June 26, 2017, the Company entered the original investment advisory agreement (the "Original Investment Advisory Agreement") with the Adviser. The Original Investment Advisory Agreement was amended on January 22, 2022 after receipt of requisite Board and stockholders’ approvals, as applicable (as amended, the "Investment Advisory Agreement"). The initial term of the Investment Advisory Agreement was two years from January 22, 2022 and, unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. On May 4, 2023, the Company’s Board, including a majority of the Independent Directors, approved the continuance of the Company’s Investment Advisory Agreement with the Adviser for an additional one-year period.
Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives fees from the Company consisting of two components—a management fee and an incentive fee.
Under the Investment Advisory Agreement, the management fee is calculated and payable quarterly in arrears at an annual rate of 1.00% of the Company’s net asset value as of the end of the immediately preceding calendar quarter (as adjusted for capital called, dividends reinvested, distributions paid and issuer share repurchases made during the current calendar quarter.
Under the Investment Advisory Agreement, the incentive fee has two parts. The first part is calculated and payable quarterly in arrears and equals 12.5% of pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a preferred return of 1.25% per quarter (5% annualized), or “hurdle rate,” and a “catch-up” feature. The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation less the aggregate amount of any previously paid capital gain incentive fees, provided that no incentive fee on capital gains was payable to the Adviser unless cumulative total return exceeded a 7% annual return on weighted average cumulative capital called less cumulative distributions categorized as Returned Capital. "Returned Capital" means (i) any portion of distributions made by the Company to a stockholder which represents (A) proceeds realized from the sale or repayment of any investment, as opposed to investment income (but not in excess of the cost of any such investment), or (B) a return of such stockholder's capital contributions to the Company, as determined by the Board, and/or (ii) any amount drawn down by the Company from unused capital commitments from stockholders (as such amount of unused capital commitments may be increased by Returned Capital received by such investor) to pay the management fee, the incentive fee or Company expenses.
For the year ended December 31, 2023, management fees were $10,864,000, incentive fees related to pre-incentive fee net investment income were $19,941,000 and there were no incentive fees related to realized capital gains as computed in accordance with the Investment Advisory Agreement. For the year ended December 31, 2023, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation). The accrual for any capital gains incentive fee under U.S. GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. No incentive fees on capital gains have been paid for the year ended December 31, 2023.
As of December 31, 2023, $7,847,000 was included in management and incentive fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
On June 26, 2017, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.
Administration Agreement
On April 18, 2017, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator. Unless terminated earlier, the Administration Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. On May 4, 2023, the Company’s Board, including a majority of the Independent Directors, approved the continuance of the Company’s Administration Agreement with the Administrator for an additional one-year term.
Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company's allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company's allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company's Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.
For the year ended December 31, 2023, the Company incurred $1,426,000 in fees under the Administration Agreement, which were included in administrative service fees in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2023, $1,863,000 was unpaid and included in administrative service fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
Sub-Administration Agreements
On June 26, 2017, the Administrator entered into a sub-administration agreement with Carlyle Employee Co. (the “Carlyle Sub-Administration Agreement”). Pursuant to the Carlyle Sub-Administration Agreement, Carlyle Employee Co. provides the Administrator with access to personnel.
On June 22, 2017, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreement, the “Sub-Administration Agreements”).
On May 4, 2023, the Board, including a majority of the Independent Directors, approved the continuance of the Company’s Sub-Administration Agreements for an additional one-year term.
For the year ended December 31, 2023, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $795,000, were included in other general and administrative in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2023, $806,000 was unpaid and included in other accrued expenses and liabilities in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
Placement Fees
On June 26, 2017, the Company entered into a placement fee arrangement with TCG Capital Markets, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.
For the year ended December 31, 2023, TCG accrued $2,828,000 in placement fees from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock and paid that amount in placement fees to sub-placement agents.
Review, Approval or Ratification of Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.
From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.
Address of Our Adviser and Administrator
The principal executive offices of our Adviser, Carlyle Global Credit Investment Management L.L.C., and our Administrator, Carlyle Global Credit Administration L.L.C., are at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Required Vote
Provided that a quorum is present, the three Director nominees shall be elected by a plurality of all the votes cast at the Meeting virtually or by proxy. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF MARK JENKINS, NIGEL D.T. ANDREWS, AND JUSTIN V. PLOUFFE.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2023 and 2022.

Fiscal Year/Period	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2023	$486,820	$—	$20,000	$—
2022	$468,100	$—	$22,000	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s Adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2023 and 2022, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report
As part of its oversight of the Company’s financial statements, on February 20, 2024, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, Nigel D.T. Andrews, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.
The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2023 be included in the 2023 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.
Audit Committee Members:
Nigel D.T. Andrews, Chairman
John G. Nestor
Leslie E. Bradford
William H. Wright II

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 30, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Joshua Lefkowitz, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2025 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 30, 2024 and no later than 5:00 p.m., Eastern Time, on December 30, 2024; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2025 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT
A copy of our Annual Report, which consists of our 2023 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at www.proxyvote.com. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Joshua Lefkowitz
Joshua Lefkowitz
Secretary

Appendix A
CARLYLE CREDIT SOLUTIONS, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Carlyle Credit Solutions, Inc. and its subsidiaries (collectively, the “Company”) shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation:
a.assisting the Board’s oversight of:

i.the quality and integrity of the Company’s financial statements;
ii.the Company’s compliance with legal and regulatory requirements;
iii.the Company’s independent registered public accounting firm’s qualifications and independence; and
iv.the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function; and

b.directly appoint, retain, review and terminate the Company’s independent registered public accounting firm; and

c.preparing the Committee report, to the extent required by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual report on Form 10-K, as incorporated by reference to the Company’s annual proxy statement.

II. STRUCTURE AND OPERATIONS
Independence Requirements

The Committee shall be comprised of three or more members of the Board, each of whom is determined by the Board to be “independent” under the listing standards of the NASDAQ Global Market (“NASDAQ”) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Committee members also shall be independent of the Company’s independent registered public accounting firm.

Financial Literacy & Expertise Requirement

All members of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member must have accounting or related financial management expertise as required by NASDAQ Rule 5605(c)(2)(A). The Board shall assess whether any member is an “audit committee financial expert,” as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”).

Limitation on Memberships of other Audit Committees

No member of the Committee may serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. Any such determination must be disclosed in the Company’s annual report on Form 10-K.

Limitation on Other Compensation

No member of the Committee shall receive compensation from the Company or any of its subsidiaries other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive, but only to the extent the directorship on the affiliate’s board of directors and related compensation has been approved by the Board and (ii) a pension or similar compensation (including deferred compensation) for prior service with the Company, provided that such compensation is fixed and is not conditioned on continued or future service to the Company.

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Appointment and Removal

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a chairman of the Committee (the “Chairman”) is elected by the full Board, the members of the Committee may designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Subcommittees

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

III. MEETINGS
The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of the following:

i.management;
ii.the person or persons responsible for the internal audit function for the Company, as it pertains to management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act, which may include persons who are not employees of the Company but are performing such function on behalf of the Company (the “Internal Audit Group”); and
iii.the Company’s independent registered public accounting firm;

in each case, to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent registered public accounting firm and management quarterly to review the Company’s financial statements in a manner consistent with that outlined in Section IV of this Charter.

At all meetings of the Committee, a majority of the members shall constitute a quorum for the transaction of business and the act of a majority of Committee members at any meeting at which there is a quorum shall be an act of the Committee. Any matter that is put to a vote which results in a tie shall be decided by the Chairman of the Audit Committee. The Chairman or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically. In addition, the Committee may invite to its meetings, or communicate with, any director, officer or employee of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV. RESPONSIBILITIES

Overview

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. These functions are the sole responsibility of the Committee and may not be allocated to a different committee, other than a sub-committee of the Committee. The Committee shall also carry out any other responsibilities delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

Review of Financial and Other Information

1.Review with management and the independent registered public accounting firm prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” any comments or recommendations of the independent registered public accounting firm and any reports of the independent registered public accounting firm with respect to interim financial reviews as required by applicable auditing standards.

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2.Discuss with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Accounting Oversight Board and approved by the SEC from time to time, including any critical accounting matters.

3.Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC by the Committee.

4.Review the Company’s disclosure controls and procedures and internal control over financial reporting. The review of internal control over financial reporting shall include whether there are any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to affect the Company’s ability to record, process, summarize and report financial information and any fraud involving management or other employees with a significant role in internal control over financial reporting.

5.Review and discuss with the independent registered public accounting firm a draft of the report of the independent registered public accounting firm.

Independent Registered Public Accounting Firm

6.Directly appoint, retain, review and terminate the Company’s independent registered public accounting firm and approve all audit engagement fees and terms.

7.Inform the Company’s independent registered public accounting firm that such auditing firm shall report directly to the Committee.

8.Review and approve the scope and staffing of the independent registered public accounting firm’s annual audit plans.

9.Review, at least annually, the qualifications, performance and independence of the independent registered public accounting firm including a review of the lead partner of the independent audit team and present its conclusions with respect to the independent registered public accounting firm to the full Board. In conducting its review and evaluation, the Committee should:

(i)obtain and review a report by the Company’s independent registered public accounting firm describing:

(a)the auditing firm’s internal quality-control procedures;
(b)any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
(c)all relationships between the independent registered public accounting firm and the Company in order to assess the independent registered public accounting firm’s objectivity or independence;
(ii)obtain and review a report by the Company’s independent registered public accounting firm describing how all auditing personnel are rotated in accordance with, and to the extent required by, applicable laws and regulations;
(iii)confirm with the independent registered public accounting firm that the audit partners do not earn or receive any compensation based on selling engagements to the Company to provide any services to the extent such compensation would compromise the independence of the accountant or auditor under the rules promulgated by the SEC; and
(iv)take into account the opinions of management and the Internal Audit Group.

10.Oversee the work of the Company’s independent registered public accounting firm, including the resolution of any disagreement between management and the auditors regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

Pre-Approval of Independent Registered Public Accounting Firm Engagements

11.Approve in advance any audit or non-audit engagement or relationship between the Company, its investment adviser, its administrator or any entity controlling, controlled by, or under common control with such investment adviser or administrator that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company and the independent registered public accounting firm, other than “prohibited non-auditing services,” as determined from time to time by the SEC, the Public Company Accounting Oversight Board or NASDAQ through regulation or listing requirements.

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The Committee may:

(i)pre-approve audit and non-audit services based on policies and procedures adopted by the Committee (Annex A), provided:

(a)the policies and procedures are detailed as to the particular service;
(b)the Committee is informed of each service on a timely basis;
(c)such policies and procedures do not include delegation of the Committee’s responsibilities to management; and
(d)to the extent required by applicable rules and regulations of the SEC, such policies and procedures are disclosed in the Company’s annual report or proxy statement; and/or

(ii)delegate to one or more of its members the authority to approve in advance all audit or non-audit services to be provided by the independent registered public accounting firm so long as decisions made by such member are presented to the full Committee at the immediately subsequent scheduled meeting.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if:

(i)the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided;
(ii)such services were not recognized by the Company at the time of the engagement to be non-audit services; and
(iii)such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
(iv)separate disclosure of the services retroactively approved under this exception is made in accordance with the proxy disclosure rules.

Financial Reporting Process
12.In consultation with the independent registered public accounting firm, management and the Internal Auditor Group (as it pertains to management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act), review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee shall, prior to the filing by the Company of its annual report and at such other times that the Committee deems appropriate, obtain and discuss with management and the independent registered public accounting firm reports from management and the independent registered public accounting firm regarding:
(i)all critical accounting policies and practices to be used by the Company;
(ii)analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;
(iii)major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;
(iv)major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of any material control deficiencies; and
(v)any other material written communications between the independent registered public accounting firm and the Company’s management.

13.Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.Review with the independent registered public accounting firm any audit problems or other difficulties encountered by the independent registered public accounting firm in the course of the audit process, including any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and any significant disagreements with management and management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent registered public accounting firm:

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(i)any accounting adjustments that were noted or proposed by the independent registered public accounting firm but were “passed” (as immaterial or otherwise);
(ii)any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and
(iii)any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accounting firm to the Company.

15.Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

Valuation

16.Whereas the Board is responsible for determining the fair value of the Company’s assets, on a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”), the Board has determined that the investment adviser should be designated as the Company's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

Internal Audit Group

17.The head of the Internal Audit Group will have a direct reporting line to the Committee to communicate any findings or concerns relative to management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act, or other management activities, financial reporting risks, or found discrepancies.

18.At least annually, the Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Internal Audit Group and review the internal audit plan as it pertains to management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act.

Compliance

19.At least annually, review with management, the Chief Financial Officer, Treasurer and Chief Compliance Officer, the Company’s compliance programs, including the Code of Ethics for Principal Executive and Senior Financial Officers and the Supplemental Whistleblower Report Procedures.
20.Discuss with the General Counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies.
21.Review findings of regulatory agencies’ examination.

General

22.While the Company has no employees and does not anticipate hiring any employees, to the extent that it ever does hire employees, it will set clear hiring policies for employees and former employees of the independent registered public accounting firm. At a minimum, these policies must prohibit:

i.the hiring of members of the Company’s audit engagement team in a position at the Company which would cause the auditing firm to no longer qualify as independent under the rules promulgated by the SEC; and
ii.the hiring of any employee or former employee of the Company’s independent registered public accounting firm or any firm providing the Company with internal auditing services, including management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act, without the prior approval of the Committee.

23.Review with management and the independent registered public accounting firm the areas of material risk to the operations and financial results of the Company, including major financial risks and exposures and the Company’s guidelines and policies with respect to risk assessment and risk management.

24.Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by officers of the Company or employees of service provider affiliates of concerns regarding questionable accounting or auditing matters.

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Preparation of Reports

25.Prepare all Committee reports, to the extent required by applicable rules and regulations of the SEC to be included in the Company’s annual report on Form 10-K, as incorporated by reference to the Company’s annual proxy statement, pursuant to and in accordance with such rules and regulations.

26.Report regularly to the Board of Directors:

(i)with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the qualification, the performance and independence of the Company’s independent registered public accounting firm or the performance of the Internal Audit Group;
(ii)with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities; and
(iii)with respect to such recommendations as the Committee may deem appropriate.

The report to the Board may be written or take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.Maintain minutes or other records of meetings and activities of the Committee.

Outside Advisors and Funding

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain independent legal, accounting or other advisors as it reasonably deems necessary to carry out its duties, including the authority to approve the fees payable to such advisors and any other terms of retention. The Committee shall be provided with funds necessary to engage independent advisors and to fund its ordinary administrative expenses that are necessary or appropriate to carry out its duties, in each case, as determined by the Committee in its sole discretion.

Access

The Committee, in discharging its oversight role, shall be given full access to all of the following:

(i)all persons included in the management’s assessment of internal controls over financial reporting required by Section 404 of the SOX Act,
(ii)the Board;
(iii)all officers of the Company and employees of its affiliated service providers; and
(iv)the independent registered public accounting firm;

in each case, as necessary, to carry out these responsibilities.

V. ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

VI. LIMITATION OF RESPONSIBILITY

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm are responsible for planning and carrying out a proper audit and reviews, including audits of the Company’s annual financial statements, reviews of the quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

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In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Therefore, it is not the duty or responsibility of the Committee to conduct “field work” or other types of auditing or accounting reviews or procedures or to set audit or independence standards, and each member of the Committee shall be entitled to rely on:

(i)the integrity and skill of those persons and organizations within and outside the Company from which it receives information; and
(ii)the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

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CARLYLE CREDIT SOLUTIONS, INC.
PRIVACY NOTICE
As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information. For residents of the European Economic Area (“EEA”), please also refer to the EEA Investor Privacy Notice, which is available for your review at https://www.carlyle.com/sites/default/files/documents/TCGBDCII_Inc_EEA_PrivacyNotice.pdf.

We are committed to maintaining the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’ needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys. We collect non-public information about you from the following sources:
•Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and
•    Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.
We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public personal information that we collect about you will generally be stored on secured servers located in the United States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Please be assured that we are committed to protecting the privacy of non-public information about you.
Sincerely,
Carlyle Credit Solutions, Inc.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CARSAM2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41387-P09843

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARLYLE CREDIT SOLUTIONS, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Mark Jenkins (Class II Nominee)	☐	☐
1b. Justin V. Plouffe (Class II Nominee)	☐	☐
1c. Nigel D.T. Andrews (Class II Nominee)	☐	☐

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on June 6, 2024:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER.

PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

V41388-P09843

CARLYLE CREDIT SOLUTIONS, INC.
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2024

The undersigned stockholder of Carlyle Credit Solutions, Inc. (the "Company") acknowledges receipt of the Notice of the 2024 Annual Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Joshua Lefkowitz and Nelson Joseph, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CARSAM2024 on June 6, 2024, at 10:00 a.m., local time, and at any postponements or adjournments thereof, come before the 2024 Annual Meeting of Stockholders or at any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.

Continued and to be signed on reverse side.